                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                            -----------------------

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                            ------------------------


Date of Report (Date of earliest event reported):  June 29, 1995



                                 JOSTENS, INC.
             (Exact name of registrant as specified in its charter)



       MINNESOTA                     1-5064                    41-0343440
(State of Incorporation)        (Commission File            (I.R.S. Employer
                                  File Number)             Identification No.)



            5501 NORMAN CENTER DRIVE, MINNEAPOLIS, MINNESOTA  55437
            (Address of principal executive offices)        (Zip Code)



Registrant's telephone number, including area code:  (612) 830-3300

Item 2. Acquisition or Disposition of Assets. On June 29, 1995, the Company sold its subsidiary, Jostens Learning Corporation, to a group lead by Bain Capital. The Company sold all of the capital stock of Jostens Learning Corporation and received the following as consideration: $50 million in cash, a $36 million note maturing in eight years and a separate $4 million note convertible into 19% of the common stock of Josten Learning Corporation, subject to some dilution. The Company will retain the Wicat Systems, Inc. subsidiary of Josten Learning Corporation. The Company intends to sell the Wicat business which accounted for $12 million of Josten Learning Corporation's $177 million of fiscal 1994 sales.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

a.  Financial statements of businesses acquired.  Not required.

b.  Pro forma financial information.

Selected Consolidated Financial Information

Historical and Pro Forma Information

Set forth below is certain selected historical and pro forma consolidated financial information with respect to the Company. Historical consolidated financial information for the fiscal year ended June 30, 1994 was derived from the audited consolidated financial statements of the Company contained in the Company's Annual Report on Form 10-K for the year ended June 30, 1994. Historical consolidated financial information for the nine-month period ended March 31, 1995 was derived from the unaudited consolidated financial statements of the Company contained in the Quarterly Reports on Form 10-Q for the period ended March 31, 1995. The historical consolidated financial information below is qualified in its entirety by reference to such reports and the consolidated financial statements and related notes contained therein.

The selected pro forma consolidated financial information set forth below gives effect to the sale of Jostens Learning Corporation. The pro forma information relating to the sale of Jostens Learning Corporation assumes, with respect to the balance sheet data, that the Company consummated the sale of Jostens Learning Corporation on that date and assumes, with respect to the statements of income data, that the Company consummated the sale of Jostens Corporation at the beginning of the period shown.

In accordance with Commission rules and regulations, no pro forma interest income is recognized in the pro forma results of operations for any funds assumed invested in cash equivalents or other marketable securities as a result of the sale of Jostens Learning Corporation. The selected pro forma consolidated financial information should be read in conjunction with the selected historical consolidated financial information of the Company and does not purport to be indicative of the results that actually would have been obtained had the sale of Jostens Learning Corporation been completed at the dates indicated or that may be obtained in the future.

                        JOSTENS, INC. AND SUBSIDIARIES
             SELECTED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION
                                (in thousands)

Consolidated Balance Sheet Data:
                                          Nine Months Ended March 31, 1995
                                          --------------------------------
                                                      Pro Forma
                                                      Adjustment
                                                       For Sale       Pro
                                        Historical      of JLC       Forma
                                        ----------    ------------  --------
ASSETS
CURRENT ASSETS:
  Cash and short-term investments        $ 65,906      $ 50,470     $116,376
  Accounts receivable                     150,722       (32,921)     117,801
                                         --------      --------     --------
  Inventories -
  Finished products                        28,786        (3,040)      25,746
  Work-in-process                          76,453        (5,499)      70,954
  Materials and supplies                   36,389        (1,224)      35,165
                                         --------      --------     --------
                                          141,628        (9,763)     131,865

  Other receivables                        23,855             -       23,855
  Deferred income taxes                    39,985         9,000       48,985
  Prepaid expenses                          5,432        (2,582)       2,850
                                         --------      --------     --------
    Total Current Assets                  427,528        14,204      441,732

OTHER ASSETS
  Notes Receivable
   net of deferred gain of $14,165              0        14,835       14,835
  Intangibles                              45,826       (11,790)      34,036
  Software development costs               26,139       (26,139)           0
  Other                                    15,206        (3,235)      11,971
                                         --------      --------     --------
    Total Other Assets                     87,171       (26,329)      60,842

PROPERTY AND EQUIPMENT                    218,245       (40,006)     178,239
  Accumulated depreciation               (147,421)       33,068     (114,353)
                                         --------      --------     --------
  Total Property and Equipment                824        (6,938)      63,886
                                         --------      --------     --------

                                         $585,523      $(19,063)    $566,460
                                         ========      ========     ========
Liabilities and Shareholders'
  Investment
CURRENT LIABILITIES:
  Accounts payable                        $20,842        (8,227)     $12,615
  Salary, wages, and commissions           47,282       (11,164)      36,118
  Customer deposits                        97,764        (1,883)      95,881
  Other Liabilities                        53,802        (6,789)      47,013
  Income taxes                             16,917         9,000       25,917
                                         --------      --------     --------
  Total Current Liabilities               236,607       (19,063)     217,544

LONG-TERM DEBT                             54,097             -       54,097
OTHER NON-CURRENT LIABILITIES              30,646             -       30,646
DEFERRED INCOME TAXES                       5,943             -        5,943

SHAREHOLDERS' INVESTMENT:
  Preferred shares, par value
  $1.00 per share -
   Authorized 4,000 shares
   None issued                                  -             -            -
  Common shares, par value
  $.33 1/3 per share -
   Authorized 100,000 shares
   Issued -  45,507, 45,451
   and 45,482 shares, respectively         15,210             -       15,210
  Capital surplus                         153,478             -      153,478
  Retained earnings                        94,384             -       94,384
  Foreign Currency Translation             (4,842)            -       (4,842)
                                         --------      --------     --------
                                          258,230             -      258,230
                                         --------      --------     --------

                                         $585,523      $(19,063)    $566,460
                                         ========      ========     ========




Consolidated Statements of Income Data:
                                                         Nine Months Ended                      Twelve Months Ended
                                                          March 31, 1995                           June 30, 1994
                                                ------------------------------------    ------------------------------------
                                                              Pro Forma                               Pro Forma
                                                              Adjustment                              Adjustment
                                                               For Sale       Pro                      For Sale      Pro
                                                Historical      of JLC       Forma      Historical      of JLC      Forma
                                                ------------------------------------    ------------------------------------
NET SALES                                         $484,567      $(89,883)   $394,684      $827,338     $(177,469)   $649,869

Cost of products sold                              241,038       (56,683)    184,355       426,482      (112,727)    313,755
                                                ------------------------------------    ------------------------------------
                                                   243,529       (33,200)    210,329       400,856       (64,742)    336,114

Selling and administrative expenses                205,146       (37,482)    167,664       360,295       (86,155)    274,140
Restructuring charges                                    -             -           -        69,359       (60,859)      8,500
                                                ------------------------------------    ------------------------------------
OPERATING INCOME (LOSS)                             38,383         4,282      42,665       (28,798)       82,272      53,474

Net interest expense                                   488             -         488         4,980             -       4,980
                                                ------------------------------------    ------------------------------------

                                                    37,895         4,282      42,177       (33,778)       82,272      48,494

Income taxes                                        15,727         1,057      16,784        (7,432)       27,972      20,540
                                                ------------------------------------    ------------------------------------
INCOME (LOSS) FROM CONTINUING OPERATIONS            22,168         3,225      25,393       (26,346)       54,300      27,954
                                                ====================================    ====================================
EARNINGS (LOSS) PER COMMON SHARE:
                                                ------------------------------------    ------------------------------------
Continuing operations                             $    .48      $    .07    $    .55      $   (.58)     $   1.19    $    .61
                                                ====================================    ====================================


c.  Exhibits.

    2.1  Stock Purchase Agreement.
    28.1 Press Release.

                                  SIGNATURES
                                  ----------



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       JOSTENS, INC.
                                       (Registrant)



                                       By: /s/ Robert C. Buhrmaster
                                          ----------------------------
                                           Robert C. Buhrmaster
                                           President and Chief Executive
                                             Officer



Dated:  July 14, 1995

                               INDEX TO EXHIBITS
                               -----------------



Exhibit                                                               Page
- -------                                                               ----

2.1  Stock Purchase Agreement dated June 29, 1995

28.1 Press Release dated June 29, 1995




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